Exhibit 4.8

Dated 3 March 2011

VIRGIN MEDIA INVESTMENT HOLDINGS LIMITED

(“VMIH” and each of its subsidiaries listed on the signature pages hereto, such subsidiaries and VMIH, together, as the Confirming Parties)

and

DEUTSCHE BANK AG, LONDON BRANCH

(as Security Trustee)

and

THE BANK OF NEW YORK MELLON

(as Trustee under the New Notes)

CONFIRMATION DEED

THIS CONFIRMATION DEED (this “Deed”) is made on 3 March, 2011

BETWEEN:

(1)	VIRGIN MEDIA INVESTMENT HOLDINGS LIMITED, a company incorporated in England and Wales with registered company number 03173552 (“VMIH”), and each of its subsidiaries listed on the signature pages hereto (such subsidiaries and VMIH together, the “Confirming Parties”);

(2)	DEUTSCHE BANK AG, LONDON BRANCH, in its capacity as security trustee and agent for and on behalf of the Beneficiaries under the Security Documents (the “Security Trustee”); and

(3)	THE BANK OF NEW YORK MELLON, in its capacity as trustee for and on behalf of itself and the holders of the New Notes (as referred below) from time to time.

WHEREAS:

(A)	Reference is made to:

(a)	the Senior Facilities Agreement, dated 16 March 2010, (as from time to time amended, varied, novated or supplemented) (the “SFA”) between the Ultimate Parent, Virgin Media Finance PLC, Virgin Media Investment Holdings Limited, Virgin Media Limited, Virgin Media Wholesale Limited, VMIH Sub Limited and Virgin Media SFA Finance Limited as Original Borrowers, BNP Paribas London Branch and Deutsche Bank AG, London Branch as Global Coordinators and Physical Bookrunners, BNP Paribas London Branch, Deutsche Bank AG, London Branch, Crèdit Agricole Corporate and Investment Bank, GE Corporate Finance Bank SAS, Goldman Sachs International, J.P. Morgan PLC, Lloyds TSB Corporate Markets, Merrill Lynch International, The Royal Bank of Scotland plc and UBS Limited as Bookrunners and Mandated Lead Arrangers, Deutsche Bank AG, London Branch as Facility Agent, Deutsche Bank AG, London Branch as Security Trustee and the financial and other institutions named in it as Lenders and Deutsche Bank AG, London Branch as Original L/C Bank;

(b)	the $1,000,000,000 6.50% Senior Secured Notes due 2018 and the £875,000,000 7.00% Senior Secured Notes due 2018 (together, the “Existing Notes”), in each case, of Virgin Media Secured Finance PLC (the “Issuer”) and the related Indenture dated as of January 19, 2010 (the “Existing Indenture”) between the Issuer, the Ultimate Parent, Virgin Media Finance PLC, VMIH, the subsidiary guarantors named therein, The Bank of New York Mellon as Trustee and Paying Agent and The Bank of New York Mellon (Luxembourg) S.A. as Luxembourg Paying Agent;

(c)	the Group Intercreditor Deed, dated 3 March 2006, as amended and restated on 13 June 2006, 10 July 2006, 31 July 2006, 15 May 2008, 30 October 2009 and 8 January 2010 (the “Group Intercreditor Agreement”) between the Security Trustee and the borrowers, guarantors, lenders, financial institutions, intergroup debtors and intergroup creditors party thereto;

(d)	the $500,000,000 5.25% Senior Secured Notes due 2021 and the £650,000,000 5.50% Senior Secured Notes due 2021 (together, the “New Notes”) of the Issuer and the related Indenture dated as of March 3, 2011 (the “New Indenture”) between the Issuer, the Ultimate Parent, Virgin Media Finance PLC, VMIH, the subsidiary guarantors named therein, The Bank of New York Mellon as Trustee (in such capacity, the “New Trustee”) and Paying Agent and The Bank of New York Mellon (Luxembourg) S.A. as Luxembourg Paying Agent; and

(e)	the Security Documents listed in Schedule A hereto (the “Security Documents”).

(B)	Each Confirming Party is a party to the SFA, the Existing Indenture, the New Indenture, the Group Intercreditor Agreement and/or one or more of the Security Documents, as applicable.

(C)	Each Confirming Party has realised, and continues to realise, substantial direct and indirect benefits as a result of the SFA, the Existing Notes and the Existing Indenture continuing to be effective and as a result of the New Notes and the New Indenture becoming effective and the consummation of the transactions contemplated thereby.

(D)	Each Confirming Party expects to realise substantial direct and indirect benefits as a result of the New Notes and the New Indenture and the consummation of the transactions contemplated thereby.

IT IS AGREED as follows:

1.	DEFINITIONS

Capitalised terms, unless otherwise specified herein, shall have the meanings ascribed to them in the Group Intercreditor Agreement. In addition:

“New Guarantees” means the “Note Guarantees” as defined in the New Indenture; and

“New Notes Documents” means the New Notes, the New Guarantees, the New Indenture and any other document evidencing the obligations and liabilities of the Issuer and/or the other Confirming Parties in relation to the New Notes and the New Guarantees.

2.	INTERPRETATION

2.1	Clause, schedule and paragraph headings are inserted for convenience only and shall not affect the interpretation of this Deed.

2.2	A person includes a natural person, corporate or unincorporated body (whether or not having separate legal personality).

2.3	The schedules form part of this Deed and shall have effect as if set out in full in the body of this Deed. Any reference to this Deed includes the schedules.

2.4	Unless the context otherwise requires, words in the singular shall include the plural and in the plural include the singular.

2.5	Unless the context otherwise requires, a reference to one gender shall include a reference to the other genders.

2.6	A reference to any party shall include that party’s personal representatives, successors and permitted assigns.

2.7	A reference to a statute or statutory provision is a reference to it as amended, extended or re-enacted from time to time provided that, as between the parties, no such amendment, extension or re-enactment shall apply for the purposes of this Deed to the extent that it would impose any new or extended obligation, liability or restriction on, or otherwise adversely affect the rights of, any party.

2.8	A reference to a statute or statutory provision shall include all subordinate legislation made from time to time under that statute or statutory provision.

2.9	A reference to “this Deed” or to any other agreement or document referred to in this Deed is a reference to this Deed or such other document or agreement as varied or novated (in each case, other than in breach of the provisions of this agreement) from time to time.

3.	CONFIRMATION

3.1	Each Confirming Party hereby acknowledges and agrees to the issuance of the New Notes, the New Guarantees and the New Indenture and the transactions contemplated thereby and hereby confirms all payment and performance obligations, contingent or otherwise, and undertakings arising under or in connection with its respective agreements, guarantees, pledges and grants of Liens (as defined in the New Indenture), as applicable, under and subject to the terms of Liens, the Group Intercreditor Agreement and each Security Document to which it is party, and agrees that, notwithstanding the effectiveness of the New Notes, the New Guarantees and the New Indenture and the consummation of the transactions contemplated thereby, the pledges and grants of Liens given in connection with the Security Documents are in full force and effect and remain and shall hereafter continue to secure the “Senior Liabilities” (under and as defined in the Group Intercreditor Agreement), as applicable.

3.2	Each Confirming Party confirms that (i) its guarantee under the SFA continues in full force and effect on the terms of the SFA as amended and any Accession Notice (as defined in the SFA) applicable to that Confirming Party; and (ii) its guarantee under the Existing Indenture continues in full force and effect and on the terms of the Existing Indenture, in each case, subject to any limitations set out in the SFA or Existing Indenture. Each Confirming Party further confirms that any Security created by it under the Security Documents extends to the New Senior Liabilities including, for the avoidance of doubt, the New Guarantees.

4.	ACKNOWLEDGMENT

Each of the Confirming Parties acknowledges and agrees that:

(a)	the New Trustee (and the other agents under the New Notes and the New Indenture) and the New Noteholders from time to time under and in respect of the New Notes and the New Indenture are:

(i)	“Senior Finance Parties” (under and as defined in the Group Intercreditor Agreement); and

(ii)	“Beneficiaries” (under and as defined in the Group Intercreditor Agreement and each Security Document);

(b)	all obligations of the Confirming Parties in respect of the New Notes, the New Guarantees and the New Notes Documents are:

(i)	“New Senior Liabilities” and “Senior Liabilities” (under and as defined in the Group Intercreditor Agreement) and “Senior Liabilities” (under and as defined in the Security Trust Agreement); and

(ii)	“Secured Obligations” (under and as defined in each Security Document and the Security Trust Agreement); and

(c)	the Security Trustee is and remains and shall hereafter be the “Security Trustee” (under and as defined in the Group Intercreditor Agreement).

5.	SECURITY TRUSTEE

The Security Trustee hereby agrees to act as security trustee for the New Notes and the New Senior Liabilities under the New Notes Documents.

6.	REPRESENTATION

Each Confirming Party hereby makes those representations and warranties set out in Clauses 21.2, 21.5, 21.6, 21.7, 21.9 and 21.10 of the SFA as if such Clauses were set out in full in this Deed save that references to the “Finance Documents” shall be construed as references to this Deed.

7.	SENIOR FINANCE DOCUMENT

Each of this Deed and the New Notes Documents is a “Senior Finance Document” (under and as defined in the Group Intercreditor Agreement). This Deed is also a “Relevant Finance Document” (under and as defined in the SFA).

8.	RATIFICATION OF SECURITY DOCUMENTS

Each party to each Security Document hereby ratifies and confirms such Security Document on the terms of this Deed .

9.	CONTRACTS (RIGHTS OF THIRD PARTIES) ACT

Each of the Senior Finance Parties may rely on the terms of this Deed. Save as expressly provided otherwise in the preceding sentence, a person who is not party to this Deed may not rely on it and the terms under the Contracts (Rights of Third Parties) Act 1999 are excluded. The parties to this Deed may amend this Deed in writing without the consent of any person that is not a party.

10.	SEVERABILITY

If any one or more of the provisions of this Deed shall for any reason whatsoever be held invalid, then such provisions shall be deemed severable from the remaining provisions of this Deed and shall in no way affect the validity or enforceability of such other provisions.

11.	EFFECT AS A DEED

This document is intended to take effect as a Deed notwithstanding the fact that the parties may have executed it under hand only.

12.	COUNTERPARTS

This Deed may be executed in any number of counterparts, each of which when executed and delivered shall constitute an original of this Deed, and all of those counterparts taken together will be deemed to constitute one and the same instrument.

13.	GOVERNING LAW

This Deed and any non-contractual obligations arising out of or in connection with this Deed are governed by and shall be construed in accordance with English law and the provisions of Clause 29 (Jurisdiction) of the Group Intercreditor Deed shall be deemed to be incorporated in this Deed in full, mutatis mutandis, save that references to “the Obligors, the Additional Senior Finance Parties and the Intergroup Creditors” (or any of them) shall be construed as references to the parties to this Deed.

14.	FURTHER ASSURANCE

Each Confirming Party agrees that it shall promply, upon the reasonable request of the Security Trustee, execute and deliver at its own expense any document and do any act or thing in order to confirm or establish the validity and enforceability of this Deed.

IN WITNESS WHEREOF this Deed has been executed and delivered as a deed on the date stated at the beginning of this Deed.

VIRGIN MEDIA INVESTMENT HOLDINGS LIMITED

By:	/s/ ROBERT MACKENZIE
Name:	Robert Mackenzie
Title:	Director

In the presence of:

/s/ KARAN CHOPRA
Name:	Karan Chopra
Address:	99 City Road, London EC1Y 1AX
Occupation:	Solicitor

VIRGIN MEDIA SECURED FINANCE PLC

By:	/s/ ROBERT MACKENZIE
Name:	Robert Mackenzie
Title:	Director

In the presence of:

/s/ KARAN CHOPRA
Name:	Karan Chopra
Address:	99 City Road, London EC1Y 1AX
Occupation:	Solicitor

VIRGIN MEDIA FINANCE PLC

By:	/s/ ROBERT MACKENZIE
Name:	Robert Mackenzie
Title:	Director

In the presence of:

/s/ KARAN CHOPRA
Name:	Karan Chopra
Address:	99 City Road, London EC1Y 1AX
Occupation:	Solicitor

VIRGIN MEDIA INVESTMENTS LIMITED

By:	/s/ ROBERT MACKENZIE
Name:	Robert Mackenzie
Title:	Director

In the presence of:

/s/ KARAN CHOPRA
Name:	Karan Chopra
Address:	99 City Road, London EC1Y 1AX
Occupation:	Solicitor

VIRGIN MEDIA SFA FINANCE LIMITED

By:	/s/ ROBERT MACKENZIE
Name:	Robert Mackenzie
Title:	Director

In the presence of:

/s/ KARAN CHOPRA
Name:	Karan Chopra
Address:	99 City Road, London EC1Y 1AX
Occupation:	Solicitor

VIRGIN MEDIA LIMITED

By:	/s/ ROBERT MACKENZIE
Name:	Robert Mackenzie
Title:	Director

In the presence of:

/s/ KARAN CHOPRA
Name:	Karan Chopra
Address:	99 City Road, London EC1Y 1AX
Occupation:	Solicitor

VIRGIN MEDIA WHOLESALE LIMITED

By:	/s/ ROBERT MACKENZIE
Name:	Robert Mackenzie
Title:	Director

In the presence of:

/s/ KARAN CHOPRA
Name:	Karan Chopra
Address:	99 City Road, London EC1Y 1AX
Occupation:	Solicitor

TELEWEST COMMUNICATIONS NETWORKS LIMITED

By:	/s/ ROBERT MACKENZIE
Name:	Robert Mackenzie
Title:	Director

In the presence of:

/s/ KARAN CHOPRA
Name:	Karan Chopra
Address:	99 City Road, London EC1Y 1AX
Occupation:	Solicitor

NTL BUSINESS LIMITED

By:	/s/ ROBERT MACKENZIE
Name:	Robert Mackenzie
Title:	Director

In the presence of:

/s/ KARAN CHOPRA
Name:	Karan Chopra
Address:	99 City Road, London EC1Y 1AX
Occupation:	Solicitor

VIRGIN MEDIA PAYMENTS LTD

By:	/s/ ROBERT MACKENZIE
Name:	Robert Mackenzie
Title:	Director

In the presence of:

/s/ KARAN CHOPRA
Name:	Karan Chopra
Address:	99 City Road, London EC1Y 1AX
Occupation:	Solicitor

VIRGIN MOBILE TELECOMS LIMITED

By:	/s/ ROBERT MACKENZIE
Name:	Robert Mackenzie
Title:	Director

In the presence of:

/s/ KARAN CHOPRA
Name:	Karan Chopra
Address:	99 City Road, London EC1Y 1AX
Occupation:	Solicitor

VIRGIN NET LIMITED

By:	/s/ ROBERT MACKENZIE
Name:	Robert Mackenzie
Title:	Director

In the presence of:

/s/ KARAN CHOPRA
Name:	Karan Chopra
Address:	99 City Road, London EC1Y 1AX
Occupation:	Solicitor

BCMV LIMITED

By:	/s/ ROBERT MACKENZIE
Name:	Robert Mackenzie
Title:	Director

In the presence of:

/s/ KARAN CHOPRA
Name:	Karan Chopra
Address:	99 City Road, London EC1Y 1AX
Occupation:	Solicitor

BARNSLEY CABLE COMMUNICATIONS LIMITED

By:	/s/ ROBERT MACKENZIE
Name:	Robert Mackenzie
Title:	Director

In the presence of:

/s/ KARAN CHOPRA
Name:	Karan Chopra
Address:	99 City Road, London EC1Y 1AX
Occupation:	Solicitor

BIRMINGHAM CABLE LIMITED

By:	/s/ ROBERT MACKENZIE
Name:	Robert Mackenzie
Title:	Director

In the presence of:

/s/ KARAN CHOPRA
Name:	Karan Chopra
Address:	99 City Road, London EC1Y 1AX
Occupation:	Solicitor

CABLE CAMDEN LIMITED

By:	/s/ ROBERT MACKENZIE
Name:	Robert Mackenzie
Title:	Director

In the presence of:

/s/ KARAN CHOPRA
Name:	Karan Chopra
Address:	99 City Road, London EC1Y 1AX
Occupation:	Solicitor

CABLE ENFIELD LIMITED

By:	/s/ ROBERT MACKENZIE
Name:	Robert Mackenzie
Title:	Director

In the presence of:

/s/ KARAN CHOPRA
Name:	Karan Chopra
Address:	99 City Road, London EC1Y 1AX
Occupation:	Solicitor

CABLE HACKNEY & ISLINGTON LIMITED

By:	/s/ ROBERT MACKENZIE
Name:	Robert Mackenzie
Title:	Director

In the presence of:

/s/ KARAN CHOPRA
Name:	Karan Chopra
Address:	99 City Road, London EC1Y 1AX
Occupation:	Solicitor

CABLE HARINGEY LIMITED

By:	/s/ ROBERT MACKENZIE
Name:	Robert Mackenzie
Title:	Director

In the presence of:

/s/ KARAN CHOPRA
Name:	Karan Chopra
Address:	99 City Road, London EC1Y 1AX
Occupation:	Solicitor

DONCASTER CABLE COMMUNICATIONS LIMITED

By:	/s/ ROBERT MACKENZIE
Name:	Robert Mackenzie
Title:	Director

In the presence of:

/s/ KARAN CHOPRA
Name:	Karan Chopra
Address:	99 City Road, London EC1Y 1AX
Occupation:	Solicitor

EUROBELL (SOUTH WEST) LIMITED

By:	/s/ ROBERT MACKENZIE
Name:	Robert Mackenzie
Title:	Director

In the presence of:

/s/ KARAN CHOPRA
Name:	Karan Chopra
Address:	99 City Road, London EC1Y 1AX
Occupation:	Solicitor

EUROBELL (SUSSEX) LIMITED

By:	/s/ ROBERT MACKENZIE
Name:	Robert Mackenzie
Title:	Director

In the presence of:

/s/ KARAN CHOPRA
Name:	Karan Chopra
Address:	99 City Road, London EC1Y 1AX
Occupation:	Solicitor

EUROBELL (WEST KENT) LIMITED

By:	/s/ ROBERT MACKENZIE
Name:	Robert Mackenzie
Title:	Director

In the presence of:

/s/ KARAN CHOPRA
Name:	Karan Chopra
Address:	99 City Road, London EC1Y 1AX
Occupation:	Solicitor

EUROBELL INTERNET SERVICES LIMITED

By:	/s/ ROBERT MACKENZIE
Name:	Robert Mackenzie
Title:	Director

In the presence of:

/s/ KARAN CHOPRA
Name:	Karan Chopra
Address:	99 City Road, London EC1Y 1AX
Occupation:	Solicitor

HALIFAX CABLE COMMUNICATIONS LIMITED

By:	/s/ ROBERT MACKENZIE
Name:	Robert Mackenzie
Title:	Director

In the presence of:

/s/ KARAN CHOPRA
Name:	Karan Chopra
Address:	99 City Road, London EC1Y 1AX
Occupation:	Solicitor

MIDDLESEX CABLE LIMITED

By:	/s/ ROBERT MACKENZIE
Name:	Robert Mackenzie
Title:	Director

In the presence of:

/s/ KARAN CHOPRA
Name:	Karan Chopra
Address:	99 City Road, London EC1Y 1AX
Occupation:	Solicitor

NTL CABLECOMMS BOLTON

By:	/s/ ROBERT MACKENZIE
Name:	Robert Mackenzie
Title:	Director

In the presence of:

/s/ KARAN CHOPRA
Name:	Karan Chopra
Address:	99 City Road, London EC1Y 1AX
Occupation:	Solicitor

NTL CABLECOMMS BROMLEY

By:	/s/ ROBERT MACKENZIE
Name:	Robert Mackenzie
Title:	Director

In the presence of:

/s/ KARAN CHOPRA
Name:	Karan Chopra
Address:	99 City Road, London EC1Y 1AX
Occupation:	Solicitor

NTL CABLECOMMS BURY AND ROCHDALE

By:	/s/ ROBERT MACKENZIE
Name:	Robert Mackenzie
Title:	Director

In the presence of:

/s/ KARAN CHOPRA
Name:	Karan Chopra
Address:	99 City Road, London EC1Y 1AX
Occupation:	Solicitor

NTL CABLECOMMS CHESHIRE

By:	/s/ ROBERT MACKENZIE
Name:	Robert Mackenzie
Title:	Director

In the presence of:

/s/ KARAN CHOPRA
Name:	Karan Chopra
Address:	99 City Road, London EC1Y 1AX
Occupation:	Solicitor

NTL CABLECOMMS DERBY

By:	/s/ ROBERT MACKENZIE
Name:	Robert Mackenzie
Title:	Director

In the presence of:

/s/ KARAN CHOPRA
Name:	Karan Chopra
Address:	99 City Road, London EC1Y 1AX
Occupation:	Solicitor

NTL CABLECOMMS GREATER MANCHESTER

By:	/s/ ROBERT MACKENZIE
Name:	Robert Mackenzie
Title:	Director

In the presence of:

/s/ KARAN CHOPRA
Name:	Karan Chopra
Address:	99 City Road, London EC1Y 1AX
Occupation:	Solicitor

NTL CABLECOMMS MACCLESFIELD

By:	/s/ ROBERT MACKENZIE
Name:	Robert Mackenzie
Title:	Director

In the presence of:

/s/ KARAN CHOPRA
Name:	Karan Chopra
Address:	99 City Road, London EC1Y 1AX
Occupation:	Solicitor

NTL CABLECOMMS OLDHAM AND TAMESIDE

By:	/s/ ROBERT MACKENZIE
Name:	Robert Mackenzie
Title:	Director

In the presence of:

/s/ KARAN CHOPRA
Name:	Karan Chopra
Address:	99 City Road, London EC1Y 1AX
Occupation:	Solicitor

NTL CABLECOMMS SOLENT

By:	/s/ ROBERT MACKENZIE
Name:	Robert Mackenzie
Title:	Director

In the presence of:

/s/ KARAN CHOPRA
Name:	Karan Chopra
Address:	99 City Road, London EC1Y 1AX
Occupation:	Solicitor

NTL CABLECOMMS STAFFORDSHIRE

By:	/s/ ROBERT MACKENZIE
Name:	Robert Mackenzie
Title:	Director

In the presence of:

/s/ KARAN CHOPRA
Name:	Karan Chopra
Address:	99 City Road, London EC1Y 1AX
Occupation:	Solicitor

NTL CABLECOMMS STOCKPORT

By:	/s/ ROBERT MACKENZIE
Name:	Robert Mackenzie
Title:	Director

In the presence of:

/s/ KARAN CHOPRA
Name:	Karan Chopra
Address:	99 City Road, London EC1Y 1AX
Occupation:	Solicitor

NTL CABLECOMMS SURREY

By:	/s/ ROBERT MACKENZIE
Name:	Robert Mackenzie
Title:	Director

In the presence of:

/s/ KARAN CHOPRA
Name:	Karan Chopra
Address:	99 City Road, London EC1Y 1AX
Occupation:	Solicitor

NTL CABLECOMMS SUSSEX

By:	/s/ ROBERT MACKENZIE
Name:	Robert Mackenzie
Title:	Director

In the presence of:

/s/ KARAN CHOPRA
Name:	Karan Chopra
Address:	99 City Road, London EC1Y 1AX
Occupation:	Solicitor

NTL CABLECOMMS WESSEX

By:	/s/ ROBERT MACKENZIE
Name:	Robert Mackenzie
Title:	Director

In the presence of:

/s/ KARAN CHOPRA
Name:	Karan Chopra
Address:	99 City Road, London EC1Y 1AX
Occupation:	Solicitor

NTL CABLECOMMS WIRRAL

By:	/s/ ROBERT MACKENZIE
Name:	Robert Mackenzie
Title:	Director

In the presence of:

/s/ KARAN CHOPRA
Name:	Karan Chopra
Address:	99 City Road, London EC1Y 1AX
Occupation:	Solicitor

NTL CAMBRIDGE LIMITED

By:	/s/ ROBERT MACKENZIE
Name:	Robert Mackenzie
Title:	Director

In the presence of:

/s/ KARAN CHOPRA
Name:	Karan Chopra
Address:	99 City Road, London EC1Y 1AX
Occupation:	Solicitor

NTL KIRKLEES

By:	/s/ ROBERT MACKENZIE
Name:	Robert Mackenzie
Title:	Director

In the presence of:

/s/ KARAN CHOPRA
Name:	Karan Chopra
Address:	99 City Road, London EC1Y 1AX
Occupation:	Solicitor

NTL MIDLANDS LIMITED

By:	/s/ ROBERT MACKENZIE
Name:	Robert Mackenzie
Title:	Director

In the presence of:

/s/ KARAN CHOPRA
Name:	Karan Chopra
Address:	99 City Road, London EC1Y 1AX
Occupation:	Solicitor

NTL WIRRAL TELEPHONE AND CABLE TV COMPANY

By:	/s/ ROBERT MACKENZIE
Name:	Robert Mackenzie
Title:	Director

In the presence of:

/s/ KARAN CHOPRA
Name:	Karan Chopra
Address:	99 City Road, London EC1Y 1AX
Occupation:	Solicitor

SHEFFIELD CABLE COMMUNICATIONS LIMITED

By:	/s/ ROBERT MACKENZIE
Name:	Robert Mackenzie
Title:	Director

In the presence of:

/s/ KARAN CHOPRA
Name:	Karan Chopra
Address:	99 City Road, London EC1Y 1AX
Occupation:	Solicitor

TELEWEST COMMUNICATIONS (MIDLANDS AND NORTH WEST) LIMITED

By:	/s/ ROBERT MACKENZIE
Name:	Robert Mackenzie
Title:	Director

In the presence of:

/s/ KARAN CHOPRA
Name:	Karan Chopra
Address:	99 City Road, London EC1Y 1AX
Occupation:	Solicitor

TELEWEST COMMUNICATIONS (MIDLANDS) LIMITED

By:	/s/ ROBERT MACKENZIE
Name:	Robert Mackenzie
Title:	Director

In the presence of:

/s/ KARAN CHOPRA
Name:	Karan Chopra
Address:	99 City Road, London EC1Y 1AX
Occupation:	Solicitor

TELEWEST UK LIMITED

By:	/s/ ROBERT MACKENZIE
Name:	Robert Mackenzie
Title:	Director

In the presence of:

/s/ KARAN CHOPRA
Name:	Karan Chopra
Address:	99 City Road, London EC1Y 1AX
Occupation:	Solicitor

VIRGIN MEDIA BUSINESS LIMITED

By:	/s/ ROBERT MACKENZIE
Name:	Robert Mackenzie
Title:	Director

In the presence of:

/s/ KARAN CHOPRA
Name:	Karan Chopra
Address:	99 City Road, London EC1Y 1AX
Occupation:	Solicitor

VIRGIN MOBILE GROUP (UK) LIMITED

By:	/s/ ROBERT MACKENZIE
Name:	Robert Mackenzie
Title:	Director

In the presence of:

/s/ KARAN CHOPRA
Name:	Karan Chopra
Address:	99 City Road, London EC1Y 1AX
Occupation:	Solicitor

VIRGIN MOBILE HOLDINGS (UK) LIMITED

By:	/s/ ROBERT MACKENZIE
Name:	Robert Mackenzie
Title:	Director

In the presence of:

/s/ KARAN CHOPRA
Name:	Karan Chopra
Address:	99 City Road, London EC1Y 1AX
Occupation:	Solicitor

VMIH SUB LIMITED

By:	/s/ ROBERT MACKENZIE
Name:	Robert Mackenzie
Title:	Director

In the presence of:

/s/ KARAN CHOPRA
Name:	Karan Chopra
Address:	99 City Road, London EC1Y 1AX
Occupation:	Solicitor

VMWH LIMITED

By:	/s/ ROBERT MACKENZIE
Name:	Robert Mackenzie
Title:	Director

In the presence of:

/s/ KARAN CHOPRA
Name:	Karan Chopra
Address:	99 City Road, London EC1Y 1AX
Occupation:	Solicitor

WAKEFIELD CABLE COMMUNICATIONS LIMITED

By:	/s/ ROBERT MACKENZIE
Name:	Robert Mackenzie
Title:	Director

In the presence of:

/s/ KARAN CHOPRA
Name:	Karan Chopra
Address:	99 City Road, London EC1Y 1AX
Occupation:	Solicitor

X-TANT LIMITED

By:	/s/ ROBERT MACKENZIE
Name:	Robert Mackenzie
Title:	Director

In the presence of:

/s/ KARAN CHOPRA
Name:	Karan Chopra
Address:	99 City Road, London EC1Y 1AX
Occupation:	Solicitor

NTL GLASGOW

By:	/s/ ROBERT MACKENZIE
Name:	Robert Mackenzie
Title:	Director

In the presence of:

/s/ KARAN CHOPRA
Name:	Karan Chopra
Address:	99 City Road, London EC1Y 1AX
Occupation:	Solicitor

TELEWEST COMMUNICATIONS (CUMBERNAULD) LIMITED

By:	/s/ ROBERT MACKENZIE
Name:	Robert Mackenzie
Title:	Director

In the presence of:

/s/ KARAN CHOPRA
Name:	Karan Chopra
Address:	99 City Road, London EC1Y 1AX
Occupation:	Solicitor

TELEWEST COMMUNICATIONS (DUMBARTON) LIMITED

By:	/s/ ROBERT MACKENZIE
Name:	Robert Mackenzie
Title:	Director

In the presence of:

/s/ KARAN CHOPRA
Name:	Karan Chopra
Address:	99 City Road, London EC1Y 1AX
Occupation:	Solicitor

TELEWEST COMMUNICATIONS (DUNDEE & PERTH) LIMITED

By:	/s/ ROBERT MACKENZIE
Name:	Robert Mackenzie
Title:	Director

In the presence of:

/s/ KARAN CHOPRA
Name:	Karan Chopra
Address:	99 City Road, London EC1Y 1AX
Occupation:	Solicitor

TELEWEST COMMUNICATIONS (FALKIRK) LIMITED

By:	/s/ ROBERT MACKENZIE
Name:	Robert Mackenzie
Title:	Director

In the presence of:

/s/ KARAN CHOPRA
Name:	Karan Chopra
Address:	99 City Road, London EC1Y 1AX
Occupation:	Solicitor

TELEWEST COMMUNICATIONS (GLENROTHES) LIMITED

By:	/s/ ROBERT MACKENZIE
Name:	Robert Mackenzie
Title:	Director

In the presence of:

/s/ KARAN CHOPRA
Name:	Karan Chopra
Address:	99 City Road, London EC1Y 1AX
Occupation:	Solicitor

TELEWEST COMMUNICATIONS (MOTHERWELL) LIMITED

By:	/s/ ROBERT MACKENZIE
Name:	Robert Mackenzie
Title:	Director

In the presence of:

/s/ KARAN CHOPRA
Name:	Karan Chopra
Address:	99 City Road, London EC1Y 1AX
Occupation:	Solicitor

AVON CABLE JOINT VENTURE, by its partners:

Avon Cable Limited Partnership

By: Theseus No. 1 Limited, Avon Cable Limited Partnership’s general partner

By:	/s/ ROBERT MACKENZIE
Name:	Robert Mackenzie
Title:	Director

In the presence of:

/s/ KARAN CHOPRA
Name:	Karan Chopra
Address:	99 City Road, London EC1Y 1AX
Occupation:	Solicitor

By: Theseus No. 2 Limited, Avon Cable Limited Partnership’s general partner

By:	/s/ ROBERT MACKENZIE
Name:	Robert Mackenzie
Title:	Director

In the presence of:

/s/ KARAN CHOPRA
Name:	Karan Chopra
Address:	99 City Road, London EC1Y 1AX
Occupation:	Solicitor

Telewest Communications (South West) Limited

By:	/s/ ROBERT MACKENZIE
Name:	Robert Mackenzie
Title:	Director

In the presence of:

/s/ KARAN CHOPRA
Name:	Karan Chopra
Address:	99 City Road, London EC1Y 1AX
Occupation:	Solicitor

TELEWEST COMMUNICATIONS (LONDON SOUTH) JOINT VENTURE, by its partners:

London South Cable Limited Partnership

By: United Cable (London South) Limited Partnership, its managing partner

By: Theseus No. 1 Limited, United Cable (London South) Limited Partnership’s general partner

By:	/s/ ROBERT MACKENZIE
Name:	Robert Mackenzie
Title:	Director

In the presence of:

/s/ KARAN CHOPRA
Name:	Karan Chopra
Address:	99 City Road, London EC1Y 1AX
Occupation:	Solicitor

By: Theseus No. 2 Limited, United Cable (London South) Limited Partnership’s general partner

By:	/s/ ROBERT MACKENZIE
Name:	Robert Mackenzie
Title:	Director

In the presence of:

/s/ KARAN CHOPRA
Name:	Karan Chopra
Address:	99 City Road, London EC1Y 1AX
Occupation:	Solicitor

Telewest Communications (London South) Limited

By:	/s/ ROBERT MACKENZIE
Name:	Robert Mackenzie
Title:	Director

In the presence of:

/s/ KARAN CHOPRA
Name:	Karan Chopra
Address:	99 City Road, London EC1Y 1AX
Occupation:	Solicitor

TELEWEST COMMUNICATIONS (NORTH EAST) PARTNERSHIP, by its partners:

Tyneside Cable Limited Partnership

By: Theseus No. 1 Limited, Tyneside Cable Limited Partnership’s general partner

By:	/s/ ROBERT MACKENZIE
Name:	Robert Mackenzie
Title:	Director

In the presence of:

/s/ KARAN CHOPRA
Name:	Karan Chopra
Address:	99 City Road, London EC1Y 1AX
Occupation:	Solicitor

By: Theseus No. 2 Limited, Tyneside Cable Limited Partnership’s general partner

By:	/s/ ROBERT MACKENZIE
Name:	Robert Mackenzie
Title:	Director

In the presence of:

/s/ KARAN CHOPRA
Name:	Karan Chopra
Address:	99 City Road, London EC1Y 1AX
Occupation:	Solicitor

Telewest Communications (North East) Limited

By:	/s/ ROBERT MACKENZIE
Name:	Robert Mackenzie
Title:	Director

In the presence of:

/s/ KARAN CHOPRA
Name:	Karan Chopra
Address:	99 City Road, London EC1Y 1AX
Occupation:	Solicitor

Telewest Communications (Tyneside) Limited

By:	/s/ ROBERT MACKENZIE
Name:	Robert Mackenzie
Title:	Director

In the presence of:

/s/ KARAN CHOPRA
Name:	Karan Chopra
Address:	99 City Road, London EC1Y 1AX
Occupation:	Solicitor

DEUTSCHE BANK AG, LONDON BRANCH
(as Security Trustee)

By:	/s/ RAJEEN THAKERIA
Name:	Rajeen Thakeria
Title:	AVP

By:	/s/ VIKKI ADAMS
Name:	Vikki Adams
Title:	AVP

THE BANK OF NEW YORK MELLON
(as Trustee under the New Notes)

By:	/s/ MICHAEL LEE
Name:	Michael Lee
Title:	Senior Associate

SCHEDULE A

English Security Documents

1.	Composite Debenture dated 19 January 2010 by each of the Obligors listed therein in favour of Deutsche Bank AG, London Branch as Security Trustee.

2.	Composite Debenture dated 15 April 2010 by Virgin Media SFA Finance Limited in favour of Deutsche Bank AG, London Branch as Security Trustee.

3.	Composite Debenture dated 10 June 2010 by each of the Obligors listed therein in favour of Deutsche Bank AG, London Branch as Security Trustee.

4.	Composite Debenture dated 29 June 2010 by each of the Obligors listed therein in favour of Deutsche Bank AG, London Branch as Security Trustee.

5.	Composite Debenture dated 18 February 2011 by VMWH Limited in favour of Deutsche Bank AG, London Branch as Security Trustee.

6.	Blocked Account Charge dated 9 February 2010 granted by Virgin Media Investment Holdings Limited as Chargor in favour of Deutsche Bank AG, London Branch as Security Trustee.

7.	Charge over Shares dated 15 April 2010 granted by Virgin Media Finance PLC as Chargor in favour of Deutsche Bank AG, London Branch as Security Trustee.

8.	Assignment of loans dated 15 April 2010 granted by Virgin Media Finance PLC in favour of Deutsche Bank AG, London Branch as Security Trustee.